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CUSIP No.  694396102                  13G                     Page 7 of 8 Pages
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                           EXHIBIT 1 TO SCHEDULE 13G
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                                 June 10, 1996
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            MORGAN STANLEY GROUP INC. and MORGAN STANLEY ASSET MANAGEMENT INC.,
           hereby agree that, unless differentiated, this Schedule 13G is filed on behalf of each of the parties.



   BY:      /s/ PETER A. NADOSY
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            Morgan Stanley Asset Management Inc.
            Peter A. Nadosy/ Vice Chairman



   BY:
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            Morgan Stanley Group Inc.
            Edward J. Johnsen/ Vice President Morgan Stanley & Co., Incorporated